Exhibit 21.1

Company	Country	Shareholder	%
ACNielsen AMER Algeria EURL	Algeria	AMER Research Limited	100
MEMRB Retail Tracking Services Ltd.	Algeria	MEMRB Retail Tracking Services limited	100
AGB America S.A. IBC	Anguilla	AGB Nielsen Media Research B.V.	60
The Nielsen Company South America S.R.L.	Argentina	Nielsen Sub Holding Company	90
		ACNielsen Company of Canada	10
VNU Business Media Argentina S.A.	Argentina	Nielsen Business Media, Inc.	95
		Nielsen Business Media Holding Company	5
Traffion Technologies Pty. Limited	Australia	NetRatings Australia Pty. Ltd.	100
Nielsen Television Audience Measurement Pty. Ltd.	Australia	AGB Nielsen Media Research TAM Holding B.V.	100
NetRatings Australia Pty. Ltd.	Australia	The Nielsen Company (Holdings) Pty. Limited	100
The Nielsen Company (Australia) Pty. Ltd.	Australia	The Nielsen Company (Holdings) Pty. Limited	100
ACNielsen Research Pty Limited	Australia	The Nielsen Company (Australia) Pty. Ltd.	100
Decisions Made Easy Pty. Ltd.	Australia	The Nielsen Company (Holdings) Pty. Limited	100
The Nielsen Company (Holdings) Pty. Limited	Australia	Nielsen Sub Holding Company	100
A.C. Nielsen Gesellschaft m.b.H.	Austria	ACNielsen (Nederland) B.V.	100
ACNielsen Azeri	Azerbaijan	ACNielsen Cyprus Limited	100
The Nielsen Company (Bangladesh) Ltd.	Bangladesh	ACNielsen ORG-MARG Private Limited	100
ACNielsen Bel	Belarus	ACNielsen Cyprus Limited	100
A.C. Nielsen Company & Co SA	Belgium	VNU International B.V.	99.967
		TNC Europe B.V.	0.033
The Nielsen Company (Belgium) SPRL	Belgium	ACNielsen Holdings Ltd.	99.9904
		The Nielsen Company (Denmark) Aps	0.0096
MEMRB Drusto Za Istravzivanje Trzista Javnog Mnijenja d.o.o.	Bosnia	MEMRB Retail Tracking Services limited	100
A.C.Nielsen do Brasil Ltda.	Brazil	Art Holding (Brazil) C.V.	99.988
		Nielsen Holdings, L.L.C.	0.012
AGB Bulgaria Ltd.	Bulgaria	Nielsen Audience Measurement S.A.	100
MEMRB Bulgaria Retail Tracking Services EOOD	Bulgaria	MEMRB Retail Tracking Services limited	100
ACNielsen Bulgaria Ltd	Bulgaria	ACNielsen Cyprus Limited	100
ACNielsen Cameroon Sarl	Cameroon	ACNielsen Cyprus Limited	100
Nielsen Media Research Limited	Canada	The Nielsen Company (US), LLC	99.9995
		ACNielsen Company of Canada	0.0005
Nielsen Sub Holding Company	Canada	ACNielsen Company of Canada	100
ACNielsen Company of Canada	Canada	ACNielsen (Nederland) B.V.	100
ACNielsen Cayman Islands Colombia Ltd.	Cayman Islands	Nielsen Sub Holdings II B.V.	100
ACNielsen Cayman Islands Ltd.	Cayman Islands	A.C.Nielsen do Brasil Ltda.	100
A.C. Nielsen Chile Limitada	Chile	A. C. Nielsen Company, LLC	50.6
		Nielsen Holdings, L.L.C.	0.4
		VNU International B.V.	49
The Nielsen Company (Guangzhou) LTD	China	ACNielsen Group Limited	92
AGB Nielsen Market Research (China) Ltd.	China	AGB Nielsen Media Research B.V.	97.95
		Guangzhou Commercial Development Group Co. Ltd,	2.05
Netratings (Shanghai) Company, Ltd.	China	Netratings, LLC	100
The Nielsen Company (Shanghai) Ltd.	China	The Nielsen Company (Hong Kong) Limited	96
A.C. Nielsen de Colombia Ltda.	Colombia	ACNielsen Cayman Islands Colombia Ltd.	99.9999
		A. C. Nielsen Company, LLC	0.0001
ACNielsen Costa Rica S.A.	Costa Rica	Nielsen Sub Holdings II B.V.	100
AC Nielsen Cote d’Ivoire Limited	Cote d’Ivoire	ACNielsen Cyprus Limited	100
AGB Nielsen Media Research Ltd.	Croatia	AGB Nielsen Media Research TAM Holding B.V.	51
		Srdan Dumicic	24.5
		Damir Tabulovstrelov	24.5
MEMRB Puls Trgovina DOO	Croatia	MEMRB Retail Tracking Services limited	80.2
ACNielsen d.o.o.	Croatia	ACNielsen Piackutató Kft.	100
ACNielsen Cyprus Limited	Cyprus	ACNielsen (Nederland) B.V.	100

Company	Country	Shareholder	%
Nielsen Audience Measurement (Cyprus) Ltd.	Cyprus	Nielsen Audience Measurement S.A.	60
MEMRB Retail Tracking Services Limited	Cyprus	VNU International B.V.	100
AMER Research Limited	Cyprus	ACNielsen (Nederland) B.V.	100
RPJV Retail Plus Company	Cyprus	VNU International B.V.	51
ACNielsen Czech Republic s.r.o.	Czech Republic	ACNielsen Cyprus Limited	100
MEMRB Retail Tracking Services s.r.o.	Czech Republic	MEMRB Retail Tracking Services limited	100
AMAR Research s.r.o.	Czech Republic	ACNielsen Czech Republic s.r.o.	85
		ACNielsen Slovakia s.r.o.	15
The Nielsen Company (Denmark) Aps	Denmark	ACNielsen AB	100
ACNielsen Dominicana, SRL	Dominican Republic	VNU International B.V.	99.545
		Third parties	0.4550
ACNielsen Egypt Limited	Egypt	AMER Research Limited	99.04
		ACNielsen Cyprus Limited	0.96
Middle East for Marketing LLC	Egypt	MEMRB Retail Tracking Services (Guernsey) Lt.d	95
AC Nielsen El Salvador, S.A. de C.V.	El Salvador	ACNielsen Centroamerica, S.A.	95
		A. C. Nielsen Company, LLC	5
ACNielsen Eesti OÜ	Estonia	ACNielsen Cyprus Limited	100
Finnpanel Oy	Finland	A.C. Nielsen Finland Oy	50
		TNS Gallup Oy (3rd party)	50
A.C. Nielsen Finland Oy	Finland	Nielsen Sub Holdings II B.V.	100
IT Media France SAS	France	TNC Europe B.V.	50
		International Data Group S.A.	50
AC Nielsen SAS	France	Nielsen Holding France SAS	100
Nielsen Holding France SAS	France	Nielsen Sub Holdings I B.V.	100
Netratings France SARL	France	NetRatings UK Limited	100
Naviant France Sarl.	France	Naviant Europe B.V.	100
MediaMetrie Netratings SAS	France	Mediametrie, S.A. (France)	34
		ACNielsen eRatings.com	66
Nielsen Media Research GmbH	Germany	The Nielsen Company (Germany) GmbH	100
USP Market Intelligence GmbH	Germany	The Nielsen Company (Germany) GmbH	100
The Nielsen Company (Germany) GmbH	Germany	Nielsen Holding France SAS	100
VNU Holding (Deutschland) GmbH	Germany	Nielsen Holding and Finance B.V.	100
Nielsen Music Control GmbH	Germany	VNU Holding (Deutschland) GmbH	100
VNU Business Publications Deutschland GmbH	Germany	VNU Holding (Deutschland) GmbH	100
Naviant Deutschland GmbH	Germany	Naviant Europe B.V.	100
ACNielsen Ghana Limited	Ghana	ACNielsen Cyprus Limited	100
Nielsen Audience Measurement S.A.	Greece	AGB Nielsen Media Research TAM Holding B.V.	100
Organotiki S.A.	Greece	Nielsen Audience Measurement S.A.	80
		Moschou	20
ACNielsen S.A.	Greece	Nielsen Sub Holdings I B.V.	99.99938
		ACNielsen Corporation	0.00062
ACNielsen Centroamerica, S.A.	Guatemala	Nielsen Sub Holdings II B.V.	99.9976
		Toni Guede Pellicer	0.0024
MEMRB Retail Tracking Services (Guernsey) Lt.d	Guernsey	MEMRB Retail Tracking Services Limited	99.996
ACNielsen Honduras S.A. de C.V.	Honduras	ACNielsen Centroamerica, S.A.	99.6
		A. C. Nielsen Company, LLC	0.4
ACNielsen International Research (Hong Kong) Limited	Hong Kong	The Nielsen Company (Management Services-HK) Limited	99.99
		The Nielsen Company (Hong Kong) Limited	0.01
AGB Nielsen Media Research (Hong Kong) Limited	Hong Kong	AGB Nielsen Media Research B.V.	100
ACNielsen Group Limited	Hong Kong	The Nielsen Company (Management Services-HK) Limited	99.792
		ACNielsen Holdings Limited	0.208
Netratings Hong Kong Limited	Hong Kong	Nielsen Sub Holdings II B.V.	100
The Nielsen Company (Hong Kong) Limited	Hong Kong	The Nielsen Company (Management Services-HK) Limited	100

Company	Country	Shareholder	%
The Nielsen Company (Management Services-HK) Limited	Hong Kong	ACNielsen Holdings Limited	99.99999848
		Nielsen Sub Holdings II B.V.	0.00000152
ACNielsen Holdings Limited	Hong Kong	Nielsen Sub Holdings II B.V.	99.7429
		The Nielsen Company (Switzerland) GmbH	0.2571
Nielsen Online Hong Kong Limited	Hong Kong	Nielsen Sub Holdings II B.V.	100
Nielsen Business Media Asia Limited	Hong Kong	VNU Business Media Europe B.V.	100
AGB Nielsen Médiakutato Kft	Hungary	AGB Nielsen Media Research TAM Holding B.V.	100
MEMRB Magyar Kereskedelmi Monitoring Szolgaltato Kft.	Hungary	MEMRB Retail Tracking Services Limited	90
ACNielsen Piackutató Kft.	Hungary	ACNielsen Cyprus Limited	100
ACNielsen Marketing Research India Private Limited	India	ACNielsen Corporation	99.99
		A. C. Nielsen Company, LLC	0.01
ACNielsen ORG-MARG Private Limited	India	The Nielsen Company (Mauritius) Limited	99.9999987
		TNC Europe B.V.	0.0000013
TAM Media Research Private Limited	India	ACNielsen Research Services Private Limited	50
		Cavendish Square Holding B.V. (3rd party)	30
		Kantar Media Research Pvt Ltd (3rd party)	20
ACNielsen Research Services Private Limited	India	ACNielsen Marketing Research India Private Limited	99.999
		Rakshit	0.001
NeuroFocus Systems & Services Private Ltd.	India	NeuroFocus, Inc.	100
NTRT Eratings India Private Limited	India	Netratings, LLC	100
PT. Nielsen Audience Measurement	Indonesia	AGB Nielsen Media Research B.V.	99
		AGB Nielsen Media Research TAM Holding B.V.	1
PT. The Nielsen Company Indonesia	Indonesia	The Nielsen Company (Singapore) Holdings Pte. Ltd.	99
		The Nielsen Company (Singapore) Pte. Ltd.	1
A.C. Nielsen of Ireland Limited	Ireland	Nielsen Sub Holdings II B.V.	100
AGB Nielsen Media Research (Ireland) Limited	Ireland	AGB Nielsen Media Research B.V.	100
Aircheck International Ltd.	Ireland	VNU International B.V.	100
The Nielsen Company Finance (Ireland) Limited	Ireland	The Nielsen Company (Luxembourg) S.a.r.l.	100
A.C. Nielsen (Dublin) Limited	Ireland	A. C. Nielsen Company, LLC	100
ACNielsen (Israel) Ltd.	Israel	ACNielsen Corporation	100
Buzzmetrics, Ltd.	Israel	VNU International B.V.	91.13
		TNC (US) Holdings, Inc.	8.87
Media Instruments Italia S.r.l.	Italy	Media Instruments S.A.	100
AGB Nielsen Media Research Holding S.p.A.	Italy	AGB Nielsen Media Research B.V.	100
AGB Nielsen Media Research TAM S.r.l.	Italy	Nielsen TV Audience Measurement S.A.	100
Nielsen TV Audience Measurement S.r.l.	Italy	The Nielsen Company (Italy) S.r.l.	100
The Nielsen Company (Italy) S.r.l.	Italy	Nielsen Sub Holdings I B.V.	100
NetRatings Italia Srl	Italy	The Nielsen Company (Italy) S.r.l.	100
NetRatings Japan	Japan	ACNielsen eRatings.com	45.3
		NetRatings Australia Pty. Ltd.	11.3
		TransCosmos Inc. (3rd party)	41
		Third parties	2.4
The Nielsen Company (Japan) GK	Japan	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100
MEMRB Retail Tracking Services Jordan Company Limited	Jordan	MEMRB Retail Tracking Services Limited	100
ACNielsen Kazakhstan Ltd.	Kazakhstan	ACNielsen Cyprus Limited	100
ACNielsen Kenya Limited	Kenya	ACNielsen Cyprus Limited	99.9
		Yordanov	0.1
The Nielsen Company Korea Ltd	Korea	ACNielsen Company of Canada	100
Korean Click Co., Ltd.	Korea	The Nielsen Company Korea Ltd.	94.03
		Minority Shareholder	5.97
KADD Nielsen Media Research, Inc.	Korea	VNU International B.V.	100

Company	Country	Shareholder	%
BASISNET, Inc.	Korea	KADD Nielsen Media Research, Inc.	95
		VNU International B.V.	5
AGB Nielsen Media Research (South Korea) Limited	Korea	AGB Nielsen Media Research B.V.	100
ACNielsen Latvia SIA	Latvia	ACNielsen Cyprus Limited	100
C.M.O s.a.l Conseil en Management et Organisation	Lebanon	MEMRB Retail Tracking Services Limited	94.99
UAB ACNielsen Baltics	Lithuania	ACNielsen Cyprus Limited	100
European Media Investors S.A.	Luxembourg	VNU International B.V.	99.955
		TNC Europe B.V.	0.045
The Nielsen Company (Luxembourg) S.a.r.l.	Luxembourg	Nielsen Holding and Finance B.V.	100
Valcon Acquisition Holding (Luxembourg) S.a.r.l.	Luxembourg	Sponsors
ACNielsen Marketing Promotions (Malaysia) Sdn. Bhd.	Malaysia	The Nielsen Company (Malaysia) Sdn. Bhd.	100
The Nielsen Company (Malaysia) Sdn. Bhd.	Malaysia	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100
Nielsen Audience Measurement Sdn. Bhd.	Malaysia	AGB Nielsen Media Research B.V.	100
The Nielsen Company (Mauritius) Limited	Mauritius	VNU International B.V.	100
A.C. Nielsen, S de RL de C.V.	Mexico	Panel International SA LLC	99.999998
		ACNielsen Corporation	0.000002
Nielsen Mexico Services, S de RL de CV	Mexico	AC Nielsen Mexico LLC	22.18
		ACNielsen Company of Canada	77.82
MEMRB Retail Tracking Services Srl Enterprise with Foreign Capital	Moldova	MEMRB Romania Retail Tracking Services Srl	100
ACNielsen Montenegro d.o.o. Podgorica	Montenegro	ACNielsen Cyprus Limited	100
ACNielsen AMER-SARL	Morocco	AMER Research Limited	100
ACNielsen Nepal Pvt. Ltd.	Nepal	ACNielsen ORG-MARG Private Limited	100
Nielsen Hong Kong C.V.	Netherlands	ACNielsen Group Limited	1
		The Nielsen Company (Management Services-HK) Limited	99
Nielsen Holding and Finance B.V.	Netherlands	VNU Intermediate Holding B.V.	100
VNU Intermediate Holding B.V.	Netherlands	The Nielsen Company B.V.	100
TNC Americas C.V.	Netherlands	Nielsen Holding Nederland B.V.	99
		Nielsen Holdings, L.L.C.	1
Nielsen General Partner B.V.	Netherlands	A. C. Nielsen Company, LLC	100
AGB Nielsen Media Research B.V.	Netherlands	VNU International B.V.	100
AGB Nielsen Media Research TAM Holding B.V.	Netherlands	AGB Nielsen Media Research Holding S.p.A.	100
AGB Netherlands C.V.	Netherlands	AGB Panamericana, S.A.	99
		AGB America S.A. IBC	1
Nielsen Media Research B.V.	Netherlands	Nielsen B.V.	100
A.C. Nielsen South Africa B.V.	Netherlands	ACNielsen (Nederland) B.V.	100
Nielsen Sub Holdings I B.V.	Netherlands	Nielsen Coöperatie W.A.	100
Valcon Acquisition B.V.	Netherlands	Nielsen Holdings N.V.	100
Nielsen Coöperatie W.A.	Netherlands	A. C. Nielsen Company, LLC
		ART Holding, L.L.C.
Nielsen Holdings N.V.	Netherlands	Valcon Acquisition Holding (Luxembourg) S.a.r.l.	75.267
		Nielsen Holdings N.V. (holds its own shares)	0.1278
		Shares on the NY stock exchange	24.6
Nielsen B.V.	Netherlands	Nielsen Holding and Finance B.V.	100
Naviant Europe B.V.	Netherlands	VNU Marketing Information Europe & Asia B.V.	100
A.C. Nielsen (Polen) B.V.	Netherlands	ACNielsen Cyprus Limited	100
Neslein Holding (Spain) C.V.	Netherlands	A.C. Nielsen (Argentina) S.A.	98
		ART Holding, L.L.C.	1
		Nielsen General Partner B.V.	1
Menesta Investments B.V.	Netherlands	Neslein Holding (Spain) C.V.	100
TNC Europe B.V.	Netherlands	VNU International B.V.	100
Art Holding (Brazil) C.V.	Netherlands	Nielsen Sub Holding Company	99
		Nielsen Holdings, L.L.C.	1
A.C. Nielsen South Africa Holdings B.V.	Netherlands	ACNielsen (Nederland) B.V.	100
ACNielsen (Nederland) B.V.	Netherlands	TNC Americas C.V.	100

Company	Country	Shareholder	%
VNU Marketing Information Europe & Asia B.V.	Netherlands	Nielsen Holding and Finance B.V.	100
Nielsen Music Control Nederland B.V.	Netherlands	Aircheck International Ltd.	100
B.V. Dagblad en Drukkerij Het Centrum	Netherlands	Nielsen B.V.	100
VNU International B.V.	Netherlands	The Nielsen Company (Luxembourg) S.a.r.l.	100
Nielsen Sub Holdings II B.V.	Netherlands	Nielsen Sub Holdings I B.V.	100
The Nielsen Company B.V.	Netherlands	Valcon Acquisition B.V.	100
VNU Business Media Europe B.V.	Netherlands	Nielsen Holding and Finance B.V.	100
Nielsen Holding Nederland B.V.	Netherlands	Nielsen Sub Holdings I B.V.	100
Netratings ULC (New Zealand)	New Zealand	ACNielsen (NZ) ULC	100
AGB Nielsen Media Research (New Zealand) Ltd.	New Zealand	AGB Nielsen Media Research B.V.	100
ACNielsen (NZ) ULC	New Zealand	Nielsen Sub Holdings II B.V.	100
ACNielsen Nicaragua, S.A.	Nicaragua	ACNielsen Centroamerica, S.A.	98
		A. C. Nielsen Company, LLC	2
ACNielsen Nigeria Limited	Nigeria	ACNielsen Cyprus Limited	80
		ACNielsen Company of Canada	20
Nielsen Media Research AS	Norway	Nielsen Sub Holdings II B.V.	85.992
		Third parties	14.008
ACNielsen Norge AS	Norway	Nielsen Sub Holdings II B.V.	75.758
		TNC Management Services GmbH	24.242
ACNielsen Pakistan (Private) Limited	Pakistan	ACNielsen Cyprus Limited	99.9
		A. C. Nielsen Company, LLC	0.1
MEMRB Pakistan (Private) Limited	Pakistan	MEMRB Retail Tracking Services Limited	64
AGB Panamericana, S.A.	Panama	AGB Nielsen Media Research Holding S.p.A.	60
		Caram Andruet	40
ACNielsen Panama, S.A.	Panama	ACNielsen Centroamerica, S.A.	100
Nielsen S.R.L.	Peru	VNU International B.V.	99.99996
		Ramirez Omar	0.00004
AGB Nielsen Media Research (Philippines) Inc.	Philippines	AGB Nielsen Media Research TAM Holding B.V.	83.34
		R. Esteban	14.58
		C. Esteban	2.08
The Nielsen Company (Philippines), Inc.	Philippines	The Nielsen Company (Belgium) SPRL	100
AGB Nielsen Media Research Sp. z .o.o.	Poland	AGB Nielsen Media Research TAM Holding B.V.	100
ACNielsen Polska Sp.z.o.o.	Poland	A.C. Nielsen (Polen) B.V.	100
AGB Portugal Lda. (In Liquidation)	Portugal	AGB Nielsen Media Research TAM Holding B.V.	60
A.C. Nielsen Portugal- Estudos de Mercado- Unipessoal, Lda.	Portugal	Menesta Investments B.V.	100
A.C. Nielsen P.R. LLC	Puerto Rico	Nielsen Sub Holdings II B.V.	100
AGB TAM S.r.l.	Romania	AGB Nielsen Media Research TAM Holding B.V.	60
		IMAS SA	40
ACNielsen Romania srl	Romania	ACNielsen Cyprus Limited	100
MEMRB Retail Tracking Services Srl	Romania	MEMRB Retail Tracking Services Limited	85
Retailplus Eastern Europe S.R.L.	Romania	VNU International B.V.	51
AGB Television JSC	Russia	AGB Nielsen Media Research TAM Holding B.V.	87.5
ZAO ACNielsen	Russia	ACNielsen Cyprus Limited	100
AGB Nielsen Media Research d.o.o.	Serbia	AGB Nielsen Media Research TAM Holding B.V.	51
MEMRB Retail Tracking Services Limited Liability Company Belgrade	Serbia	MEMRB Retail Tracking Services Limited	100
ACNielsen d.o.o.	Serbia	ACNielsen Cyprus Limited	100
The Nielsen Company (Singapore) Pte. Ltd.	Singapore	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100
ACNielsen (Singapore) Pte. Ltd.	Singapore	Nielsen Sub Holdings II B.V.	100
AGB Nielsen Media Research (Singapore) Pte. Ltd.	Singapore	AGB Nielsen Media Research B.V.	100
The Nielsen Company (Singapore) Holdings Pte. Ltd.	Singapore	The Nielsen Company (Belgium) SPRL	100
NetRatings Pte. Ltd.	Singapore	Nielsen Sub Holdings II B.V.	100
MEMRB Retail Tracking Services Slovak Republic Spol S.r.o.	Slovakia	MEMRB Retail Tracking Services Limited	100
ACNielsen Slovakia s.r.o.	Slovakia	ACNielsen Cyprus Limited	100

Company	Country	Shareholder	%
AGB Nielsen, medijske raziskave, d.o.o	Slovenia	AGB Nielsen Media Research TAM Holding B.V.	58
MEMRB Panel Maloprodaje Doo	Slovenia	MEMRB Retail Tracking Services Limited	100
AGB Lab d.o.o.	Slovenia	Nielsen TV Audience Measurement S.A.	50
		AGB Nielsen Media Research B.V.	50
ACNielsen raziskovalna druzba, d.o.o.	Slovenia	ACNielsen Cyprus Limited	100
AGB Nielsen Media Research (South Africa) (Pty) Limited	South Africa	AGB Nielsen Media Research B.V.	100
ACNielsen Marketing and Media (Pty) Limited	South Africa	A.C. Nielsen South Africa B.V.	100
Interactive Market Systems (South Africa) (Pty) Limited	South Africa	A.C. Nielsen Company Limited	100
NetRatings Spain SL	Spain	NetRatings Australia Pty. Ltd.	100
A.C. Nielsen Company, S.L.	Spain	N&P Holding Spain S.L.	100
CEC Media S.A.	Spain	AGB Nielsen Media Research TAM Holding B.V.	99.3
Netvalue Internet Measurement S.A.	Spain	Netratings, LLC	100
N&P Holding Spain S.L.	Spain	ASEE Nielsen Holding (Spain) S.r.l.	100
ASEE Nielsen Holding (Spain) S.r.l.	Spain	Neslein Holding (Spain) C.V.	100
Publinformatica S.A.	Spain	VNU Marketing Information Europe & Asia B.V.	50
		Ediciones y Suscripciones, S.A. (3rd party)	50
Nielsen EDI, S.L.	Spain	N&P Holding Spain S.L.	100
The Nielsen Company Lanka (Private) Limited	Sri Lanka	ACNielsen ORG-MARG Private Limited	100
ACNielsen AB	Sweden	ACNielsen Norge AS	100
Claritas Precision Marketing AB	Sweden	VNU Marketing Information Europe & Asia B.V.	100
AGB Nielsen Media Research (Sweden) AB	Sweden	AGB Nielsen Media Research B.V.	100
Media Instruments S.A.	Switzerland	Nielsen TV Audience Measurement S.A.	100
Nielsen TV Audience Measurement S.A.	Switzerland	AGB Nielsen Media Research Holding S.p.A.	100
NetRatings Switzerland GmbH	Switzerland	Nielsen Sub Holdings II B.V.	100
The Nielsen Company (Switzerland) GmbH	Switzerland	Nielsen Sub Holdings II B.V.	100
Media Focus	Switzerland	The Nielsen Company (Switzerland) GmbH	50
		GfK Switzerland AG (Third Party)	50
TNC Management Services GmbH	Switzerland	Nielsen Sub Holdings II B.V.	100
The Nielsen Company (Europe) Sarl	Switzerland	VNU International B.V.	100
Syria Retail Tracking LLC	Syria	MEMRB Retail Tracking Services Limited	75
AGB Nielsen Media Research (Taiwan) Ltd.	Taiwan	AGB Nielsen Media Research B.V.	100
The Nielsen Company Taiwan Ltd.	Taiwan	The Nielsen Company (Belgium) SPRL	100
ACNielsen (Tanzania) Ltd.	Tanzania	ACNielsen Cyprus Limited	99
		A. C. Nielsen Company, LLC	1
AGB Nielsen Media Research (Thailand) Ltd.	Thailand	AGB Nielsen Media Research B.V.	100
The Nielsen Company (Thailand) Limited	Thailand	The Nielsen Company (Singapore) Holdings Pte. Ltd.	99.997
		Third parties	0.003
AMER Tunisia Sarl	Tunisia	AMER Research Limited	99.02
		ACNielsen Cyprus Limited	0.98
Nielsen Audience Measurement Piyasa Arastirma Hizmetleri A.S.	Turkey	AGB Nielsen Media Research TAM Holding B.V.	99.99
		Minority Shareholders	0.01
Nielsen Arastirma Hizmetleri Limited Sirket	Turkey	ACNielsen (Nederland) B.V.	99.604
		TNC Europe B.V.	0.396
The Nielsen Company Medya Yayincilik ve Tanitim Hizmetleri Anonim Şirketii	Turkey	VNU International B.V.	99.992
		TNC Europe B.V.	0.002
		The Nielsen Company B.V.	0.002
		Nielsen B.V.	0.002
		Nielsen Sub Holdings I B.V.	0.002
ACNielsen Uganda Limited	Uganda	ACNielsen Cyprus Limited	99
		ACNielsen Company of Canada	1
ACNielsen Ukraine Limited Liability Company	Ukraine	ACNielsen Cyprus Limited	95
		ACNielsen Company of Canada	5
MEMRB Operations FZE	United Arab Emirates/Ajman	MEMRB Retail Tracking Services limited	100
MEMRB Retail Tracking Services Gulf FZE	United Arab Emirates/Dubai	MEMRB Retail Tracking Services limited	100
Nielsen Book Services Limited	United Kingdom	VNU Holdco (UK) Limited	100

Company	Country	Shareholder	%
AGB Nielsen Media Research Ltd. (ATR UK Ltd.)	United Kingdom	AGB Nielsen Media Research Holding S.p.A.	100
NetRatings UK Limited	United Kingdom	Nielsen Sub Holdings I B.V.	100
A.C. Nielsen Company Limited	United Kingdom	ACNielsen Holdings UK Limited	100
ACNielsen Holdings UK Limited	United Kingdom	Nielsen Holding France SAS	100
VNU Entertainment Media UK Limited	United Kingdom	VNU Holdco (UK) Limited	100
VNU Holdco (UK) Limited	United Kingdom	VNU International B.V.	100
NeuroFocus Europe Limited	United Kingdom	NeuroFocus, Inc.	100
Nielsen Media Research Limited	United Kingdom	ACNielsen Holdings UK Limited	100
Nielsen Business Media, Inc.	United States/DE	Nielsen Business Media Holding Company	100
Advertising Center, Inc.	United States/CA	Nielsen Business Media, Inc.	90
		Third parties	10
Nielsen Mobile, LLC	United States/DE	The Nielsen Company (US), LLC	100
Nielsen Business Media Holding Company	United States/DE	VNU International B.V.	100
TNC (US) Holdings, Inc.	United States/NY	VNU International B.V.	100
VNU Marketing Information, Inc.	United States/DE	TNC (US) Holdings, Inc.	95
		The Nielsen Company (US), LLC	5
NMR Licensing Associates LP	United States/DE	The Nielsen Company (US), LLC	98.311
		NMR Investing I, Inc.	1.689
Athenian Leasing Corporation	United States/DE	The Nielsen Company (US), LLC	100
Rangefinder Publishing Co., Inc.	United States/CA	Nielsen Business Media, Inc.	100
Neurofocus, Inc.	United States/CA	TNC (US) Holdings, Inc.	100
Foremost Exhibits, Inc.	United States/NV	Nielsen Business Media, Inc.	100
ACN Holdings Inc.	United States/DE	VNU Marketing Information, Inc.	100
ACNielsen Corporation	United States/DE	ACN Holdings Inc.	100
A. C. Nielsen Company, LLC	United States/DE	ACNielsen Corporation	100
The Nielsen Company (US), LLC	United States/DE	A. C. Nielsen Company, LLC	100
AC Nielsen Mexico LLC	United States/DE	ACNielsen Company of Canada	100
NMR Investing I, Inc.	United States/DE	The Nielsen Company (US), LLC	100
A.C. Nielsen (Argentina) S.A.	United States/DE	A. C. Nielsen Company, LLC	100
ART Holding, L.L.C.	United States/DE	A. C. Nielsen Company, LLC	100
ACNielsen eRatings.com	United States/DE	A. C. Nielsen Company, LLC	100
CZT/ACN Trademarks, L.L.C.	United States/DE	A. C. Nielsen Company, LLC	50
		The Nielsen Company (US), LLC	50
Panel International SA LLC	United States/DE	ACNielsen Company of Canada	100
Nielsen Holdings, L.L.C.	United States/DE	Nielsen Sub Holdings I B.V.	100
Scarborough Research	United States/DE	The Nielsen Company (US), LLC	50.5
		Arbitron, inc.	49.5
Marketing Analytics, Inc.	United States/IL	The Nielsen Company (US), LLC	100
Nielsen National Research Group, Inc.	United States/CA	The Nielsen Company (US), LLC	100
GlanceGuide, Inc.	United States/CA	NetRatings, LLC	100
Nielsen Government and Public Sector, LLC	United States/DE	The Nielsen Company (US), LLC	100
Nielsen Finance Co.	United States/DE	Nielsen Finance LLC	100
Nielsen Finance LLC	United States/DE	ACN Holdings Inc.	100
National Consumer Panel, LLC	United States/DE	The Nielsen Company (US), LLC	50
		Information Resources Inc. (Third Party)	50
NM Incite, LLC	United States/DE	The Nielsen Company (US), LLC	90
		AFOS, LLC	10
NC Ventures, LLC	United States/DE	The Nielsen Company (US), LLC	50
		Catalina Marketing Corporation (Third Party)	50
NetRatings, LLC	United States/DE	The Nielsen Company (US), LLC	100
The Cambridge Group, Inc.	United States/IL	The Nielsen Company (US), LLC	100
TVaura Mobile LLC	United States/DE	The Nielsen Company (US), LLC	51
		Digimarc Corporation (Third Party)	49
The Perishables Group, Inc.	United States/IL	The Nielsen Company (US), LLC	100
AGB Panamericana de Venezuela Medicion	Venezuela	AGB Netherlands C.V.	88.08
		Third Parties	11.92
AC Nielsen de Venezuela S.A.	Venezuela	Nielsen Sub Holdings II B.V.	100
The Nielsen Company (Vietnam), Ltd.	Vietnam	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100

THE NIELSEN COMPANY—INVESTMENTS

Company	Country	Shareholder	%
Bahrain Research and Studies Bureau WLL	Bahrain	MEMRB Retail Tracking Services (Guernsey) Lt.d	49
IBOPE eRatings.com	Cayman Islands	ACNielsen eRatings.com	49
Beijing CR Nielsen Information Technology Co. Ltd.	China	Nielsen Online Hong Kong Limited	49
		Beijing Zhongqian Wangrun Information Technology Co. Ltd.	51
Nielsen-CCData Media Research Co. Ltd.	China	The Nielsen Company (Hong Kong) Limited	45
AGB-CDM Dominicana, C.p.A	Dominican Republic	AGB America S.A. IBC	51
		Third parties	49
IBOPE TIME Ecuador S.A.	Ecuador	AGB Netherlands C.V.	15
Informacion de Medios S.A.	Ecuador	IBOPE TIME Ecuador S.A.	51
Media Services S.A.	Greece	Nielsen Audience Measurement S.A.	30
		Third party shareholders	70
Gfk Nielsen India Private Limited	India	ACNielsen ORG-MARG Private Limited	49.9
		Gfk Asia Pte Limited (3rd party)	50.1
Medialab S.r.l.	Italy	AGB Nielsen Media Research Holding S.p.A.	10
		Colussi	90
AGB Stat IPSOS sal	Lebanon	AGB Nielsen Media Research TAM Holding B.V.	40
		Ipsos SA	30
		STAT SAL	30
IBOPE AGB Mexico, S.A. de C.V.	Mexico	AGB Netherlands C.V.	26.7
		Jose Ruben Jara and entities controlled by him	26.7
		IBOPE Latinoamericana S.A.	46.6
WTCW N.V.	Netherlands	The Nielsen Company B.V.	5
TNS AGB International S.R.L.	Romania	AGB Nielsen Media Research TAM Holding B.V.	29.4
		Taylor Nelson Sofres B.V.	51
		IMAS SA	19.6
CGA Strategy Limited	United Kingdom	A.C. Nielsen Company Limited	20.3
Bibliographic Data Services Limited	United Kingdom	Nielsen Book Services Limited	40
Interactive Network, Inc.	United States	A. C. Nielsen Company, LLC	0.36
Carrier IQ, Inc.	United States	The Nielsen Company (US), LLC	<4
Percipient Inc.	United States	ACNielsen Corporation	6.4
GQ Denver Property, L.L.C.	United States	A. C. Nielsen Company, LLC	17.89
NONSTOP Solutions, Incorporated	United States	A. C. Nielsen Company, LLC	0.7
HCIA Holding, LLC	United States	VNU Marketing Information, Inc.	34.884
		VHA Inc.	16.69
		VS&A-HCIA Upper-Tier, LLC	0.3892
		Bennet	8.71
JEGI Internet Economy Partners, L.P.	United States	VNU International B.V.	39.164
TVaura LLC	United States	The Nielsen Company (US), LLC	49
		Digimarc Corporation (Third Party)	51
Media Behavior Institute	United States	The Nielsen Company (US), LLC	25
		GfK Mediamark Research & Intelligence, LLC (third party)	25
		Sequent Partners, LLC (third party)	40.155
		William Moult (third party)	9.845